NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF

                                     Nevada

                NUMBER                                    SHARES
       ------------------------                  -------------------------
      (                        )                (                         )
      (                        )                (                         )
      (                        )                (                         )
       ------------------------                  -------------------------
                                                   CUSIP NO. 44860F 10 3

                               HYBRID FUELS, INC.

           AUTHORIZED COMMON STOCK 50,000,000 SHARES * PAR VALUE 5801


THIS  CERTIFIES  THAT

                                    SPECIMEN
                                      ONLY

IS  THE  RECORD  HOLDER  OF


                    Shares of HYBRID FUELS, INC. Common Stock

Transferable on the books of the Corporation in the person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                HYBRID FUELS, INC.
                                    CORPORATE
_________________________________     SEAL      ________________________________
                    SECRETARY                                        PRESIDENT
                                     NEVADA


NOT VALID UNLESS COUNTERSIGNED                    Countersigned
       BY TRANSFER AGENT             Standard Registrar & Transfer Company, Inc.
                                      12328 South 1840 East * Dimox, Utah 64028
                                              By:__________________________
                                                   Authorized Signature

State  of  Utah          )
                         )  ss
County of  Salt  Lake    )

     On  this  8th  day of June, Justcene Blankenship personally appeared before
              -----
me, a Notary Public, and executed the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized President and Secretary.

     In  Witness  Hereof,  I  have  hereunto  set  my  hand  and  official seal.

                                            /s/  JENNIFER  M.  NEO
                                             -----------------------------------

                              Reading  at:     Salt Lake City
                                             -----------------------------------


My  Commission  Expires:

     ---------------------------------------------
     |             NOTARY  PUBLIC                |
     |            JENNIFER  M.  NEO              |
     |           4711  W.  3100  SOUTH           |
     |  seal   WEST  VALLEY,  UTAH  54120        |
     |           COMMISSION  EXPIRES             |
     |              MAY 16,  2000                |
     |              STATE OF UTAH                |
     ---------------------------------------------


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